EXHIBIT 10.17
                            BT COMMERCIAL CORPORATION

                                       TO

                             NEW M-TECH CORPORATION

                              OF CERTAIN ASSETS OF

                        CRAIG CONSUMER ELECTRONICS, INC.

                                December 18, 1997

                               PURCHASE AGREEMENT

         This Purchase Agreement ("Agreement") is made and entered into as of the 8th day of December, 1997, by and between BT COMMERCIAL CORPORATION, as agent for the Lenders (as defined below) ("Seller"), and NEW M-TECH CORPORATION, a Florida corporation ("Purchaser").

                                    RECITALS

         A. A Credit Agreement, dated as of August 5, 1994, was entered into among Seller, as agent (the "Agent") for the financial institutions that are signatories thereto (collectively, the "Lenders"), the Lenders and Berel Industries, Inc., a Delaware corporation, now known as Craig Consumer Electronics, Inc., a Delaware corporation ("Borrower"), as amended by an Amendment Number One to Credit Agreement and Consent to Joint Venture, dated as of September 29, 1995, a Waiver and Second Amendment to Credit Agreement, dated as of March 29, 1996, a Waiver and Third Amendment to Credit Agreement, dated as of December 30, 1996, and a Waiver and Fourth Amendment to Credit Agreement, dated as of December 31, 1996 (collectively, the "Credit Agreement"). Borrower also entered into a Security Agreement and a Trademark Security Agreement, each as of August 5, 1994, between Borrower and Agent (collectively, the "Security Agreement") pursuant to which Borrower granted Agent a security interest in the collateral (the "Collateral") described in the Security Agreement.

         B. On August 1, 1997, Borrower commenced a voluntary case under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the Central District of California (the "Court"), Case No. LA 97-39551-KM.

         C. Borrower is in default under the Credit Agreement and the Security Agreement, and Seller, as Agent, entered into a Stipulation for Relief from the Automatic Stay, dated November 20, 1997 (the "Stipulation") with Borrower to, among other things, permit Seller, as Agent, to enforce any and all of its rights and remedies under contract, order, and/or applicable law with respect to the Collateral. On November 20, 1997, Seller, as Agent, and Borrower filed a Joint Motion Requesting Approval of the Stipulation (the "Motion") with the Court. On November 25, 1997, the Court entered an order in the bankruptcy proceeding approving the Stipulation and granting relief to Agent from the automatic stay to exercise its rights against such of the collateral as Agent deems appropriate.

         D. Seller, as Agent, intends to foreclose its security interest in those items of the Collateral listed on Schedule A attached hereto (the "Purchased Assets") at a private foreclosure sale.

         E. Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Purchased Assets.

         F. Purchaser and Seller desire to effect such purchase and such sale on the terms and subject to the conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and the adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

                                    AGREEMENT

         1. INCORPORATION OF RECITALS. The Recitals set forth above are a material part of this Agreement and are incorporated herein by reference.

         2. PURCHASE AND SALE OF PURCHASED ASSETS

            2.1 AGREEMENT TO SELL AND PURCHASE. On the terms and subject to the conditions contained herein, Seller shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase the Purchased Assets at the time and place set forth in Section 5. Seller shall convey all of Borrower's right, title and interest in and to the Purchased Assets to Purchaser pursuant to California Uniform Commercial Code Section 9504(4). Seller agrees to take all action and execute all documents which in the reasonable opinion of Purchaser and its counsel are necessary to effectuate the transfer of Borrower's interest in and title to the Purchased Assets and to record the transfer of title from Borrower to Purchaser in the United States Patent and Trademark Office and in the trademark offices of the foreign countries in which the Purchased Assets are filed or registered.

            2.2 REPRESENTATIONS OR WARRANTIES. The Purchased Assets shall be conveyed to Purchaser in such condition as held by Borrower on an as-is, where-is basis. Seller makes no warranty of title, merchantability or fitness for intended purpose with respect to the Purchased Assets other than expressly set forth below in Section 2.2.1. Other than such express warranties and representations, the Purchased Assets are sold to Purchaser without representations or warranties of any kind or nature, express or implied.

                2.2.1 EXPRESS REPRESENTATIONS. Seller hereby represents to Purchaser that:

                      (a) Seller has a perfected security interest in the Purchased Assets to the extent such perfection can be effected under federal or California state law, and Seller has the right to foreclose and sell to Purchaser the Purchased Assets free and clear of any right, lien or claims by Borrower.

                      (b) Purchaser is acquiring the Purchased Assets pursuant to a properly conducted private foreclosure sale under Uniform Commercial Code
Section 9504
and, consequently, as provided in Section 9504(4), Purchaser is acquiring all of Borrower's right, title and interest in and to the Purchased Assets free and clear of the security interest, liens and claims of Seller, Agent and Lenders (the "Lenders' Lien"), and any security interest or lien subordinate to the Lenders' Lien.

                      (c) From and after August 1, 1997, no lien or security interest has attached to the Purchased Assets which is senior to the Lenders' Lien.

                      (d) Seller has paid or has made arrangement for payment of any and all storage charges or like charges due to warehousemen or other bailees respecting the storage or shipping of the Purchased Assets.

                      (e) Seller has provided Purchaser with copies of online and other official and unofficial lien searches which do not disclose any security interest or lien senior to the Lenders' Lien for such jurisdictions as Seller has reasonably requested, including the United States Patent and Trademark Otfice.

                      (f) Seller has no actual notice of any lien or security interest asserted as senior to the Lenders' Lien against any of the Purchased Assets.

                      (g) Lenders and Agent have not assigned, transferred, conveyed or granted any right, claim or interest in and to the Purchased Assets or the Lenders' Lien other than the license rights in certain of the Purchased Assets granted to Starlight, which license expires on January 31, 1998 and has not been, and will not be, renewed or extended.

                      (h) Other than the bankruptcy proceedings described in the recitals to this Agreement, to the actual knowledge of Seller, there is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending or threatened against the Borrower contesting Borrower's right to own or to use any of the Purchased Assets.

            2.3 NON-REFUNDABLE DEPOSIT. Upon the execution of this Agreement by the parties hereto, Purchaser shall pay to Seller the sum of Two Hundred Fify Thousand Dollars ($250,000) as a non-refundable deposit (the " Deposit"), which Deposit shall be applied against the purchase price of the Purchased Assets as set forth in Section 2.4 below The Deposit shall be paid to Seller in lawful money of the United States by wire transfer to such account(s) of Seller as Seller shall designate in written wire instructions provided to Purchaser. Notwithstanding the foregoing, if the Closing shall fail to occur due to the fault of Seller or Borrower, then the Deposit shall be refundable and shall be promptly refunded by Seller to Purchaser.

            2.4 PURCHASE PRICE.

                (a) In consideration of the sale, transfer, conveyance, assignment and delivery of the Purchased Assets by Seller to Purchaser, Purchaser shall pay Seller at the Closing (as hereinafter defined) the sum of One Million Two Hundred Thousand Dollars

($1,200,000) in lawful money of the United States by wire transfer to such account(s) of Seller as Seller shall designate in written wire instructions provided to Purchaser. The Deposit shall be applied against the purchase price of the Purchased Assets set forth in this Section 2.4(a).

            2.5 TERMINATION AND RELEASE OF LIENS. Seller agrees to execute all documents effecting and evidencing the release of its security interest and any rights (including the security interest and rights of Lenders and Agent) whatsoever in and to the Purchased Assets as may be requested by Purchaser in order to allow Purchaser to take good title to and to record with the applicable governmental agency, Purchaser's title to the Purchased Assets unencumbered by any lien or security interest of Borrower, Seller, Lenders or Agent.

         3. REMOVAL OF PURCHASED ASSETS. Such of the Purchased Assets as constitute tangible assets are located at the addresses set forth on Schedule B attached hereto. Purchaser shall remove, or arrange for the removal of, such Purchased Assets from such premises on or before the tenth (lOth) day (the "Removal Date") following the Closing. All expenses and costs incurred in connection with such removal, including transportation and insurance, shall be the responsibility of Purchaser; provided that Borrower or Seller, as applicable, shall pay, or cause to be paid, all storage charges and other warehouse expenses that are outstanding with respect to the Purchased Assets to and including the Removal Date.

         4. REPRESENTATIONS AND WARRANTIES BY PURCHASER AND SELLER. Each of Seller and Purchaser represents and warrants to the other party hereto as follows:

            4.1 ORGANIZATION STANDING AND QUALLIFICATION. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

            4.2 AUTHORITY. It has the full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder and all corporate proceedings required to be taken to duly authorize the execution, delivery and performance of this Agreement have been properly taken.

            4.3 VALID AND BINDING OBLIGATION. Each of this Agreement and any other documents to be executed and delivered in connection herewith constitute the valid and binding obligation of such party, enforceable against such party in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

         5. CLOSING.

            5.1 DATES AND TIMES OF CLOSING. The sale by Seller and the purchase by Purchaser of the Purchased Assets (the "Closing") shall occur on such date and at such time as the Seller and Purchaser may agree, provided that the Closing shall not be held later than December 12, 1997.

            5.2 LOCATION OF THE CLOSINGS. The Closing shall take place at Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Suite 2400, Los Angeles, California 99017-5704, or at such other place as Seller and Purchaser may agree.

            5.3 DELIVERIES AT AND AFTER CLOSING. The following items shall be delivered at each Closing:

                (a) BILL OF SALE. A Bill of Sale duly executed by Seller substantially in the form of Exhibit A;

                (b) PAYMENT. The payment required by Section 2.4 in immediately available funds;

                (c) EVIDENCE OF BORROWER'S ASSIGNMENT TO PURCHASER. All such deeds of absolute assignment and transfer to Purchaser as are prepared and delivered on or before the Closing by Purchaser's counsel, which deeds shall be executed by Borrower in favor of Purchaser respecting all of Borrower's right, title and interest in and to the Purchased Assets as deemed suitable by Purchaser's counsel (as drafters thereof) for recording in the United States Patent and Trademark Office and each other domestic and foreign trademark office in which Purchased Assets are filed or registered.

                (d) BEREL NAME CHANGE FILING. Evidence satisfactory to Purchaser of Borrower's recordation in the United States Patent and Trademark Office of a certified copy of Borrower's change of corporate name from "Berel Industries, Inc." to "Craig Consumer Electronics, Inc." with respect to all of the Purchased Assets currently of record as owned by "Berel Industries, Inc."

                (e) BORROWER NAME CHANGE. Evidence satisfactory to Purchaser of Borrower's name change within 30 days following execution of this Purchase Agreement from "Craig Consumer Electronics, Inc." to a name which is not included in any form in any of the Purchased Assets and is not confusingly similar to the designation "Craig Consumer Electronics, Inc."

                (f) TRADEMARK DOCUMENTATION. All original documents, applications, trademark files and certificates of trademark registration relating to or concerning the Purchased Assets as is held or possessed by, or is otherwise available from, Seller, Borrower and Borrower's counsel, Squire, Sanders & Dempsey, L.L.P.

                (g) OTHER REQUIRED DOCUMENTS. (i) All assignments, powers of attorney (including, without, limitation, from Seller to Purchaser, from Borrower to Purchaser, and from Borrower to Richard Williamson personally), releases and other instruments and documents as Purchaser may reasonably request, in form satisfactory to Purchaser and its counsel, and (ii) all other documents and instruments required to be delivered by Seller necessary to consummate the transaction contemplated herein.

            5.4 DELIVERIES AFTER CLOSING. Seller agrees to take all action and execute all documents which in the reasonable opinion of Purchaser and its counsel are necessary to effectuate the transfer of Borrower's interest in and title to the Purchased Assets and to record the transfer of title from Borrower to Purchaser in the United States Patent and Trademark Office and in the trademark offices of the foreign countries in which the Purchased Assets are filed or registered.

         6. CONDITIONS PRECEDENT TO THE CLOSINGS.

            6.1 The obligations of Purchaser to purchase the Purchased Assets and of Seller to sell the same are subject to the fulfillment of each of the following conditions at or prior to the Closing:

                (a) All representations and all warranties of Seller and Purchaser herein or in any document executed and delivered in connection herewith shall be accurate and correct in all material respects when made or when deemed to have been made. All representations and all warranties shall be deemed to be made again at and as of the Closing.

                (b) Seller shall have received all consents/waivers necessary to consummate the private foreclosure sale contemplated hereby.

         7. GENERAL PROVISIONS.

            7.1 PAYMENT BY DEFAULTING PARTY. In the event that any party ("Defaulting Party") defaults in its obligations under this Agreement and, as a result thereof, the other party ("Non-Defaulting Party") seeks to legally enforce its rights hereunder against the Defaulting Party, then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Detaulting Party an amount equal to all costs and all expenses (including reasonable attorneys' fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

            7.2 NOTICES. Any and all notices or other communications required or permitted to be given hereunder shall be deemed to have been duly given when (i) personally delivered, (ii) mailed by first class registered mail, return receipt requested, addressed to the party to which such notice or such communication is addressed at the address set forth in this Section 7.2 or (iii) sent by telecopy to the party to which such notice or such communication is addressed at the telecopy number set forth in this Section 7.2. Any party may specify such other address or telecopy number by notice to all other parties given as provided in this Section 7.2.

                     If to Purchaser:

                     New M-Tech Corporation
                     16550 N. W. 10th Avenue
                     Miami, Florida 33169
                     Attn: Joel Newman, President
                     Telecopy: 305.624.8901
                     Phone: 305.624.0019

                     If to Seller:

                     BT Commercial Corporation
                     300 South Grand Avenue, 41st Floor
                     Los Angeles, California 90071
                     Attn: Richard Faulkner
                     Telecopy: 213.620.8394
                     Phone: 213.620.8103

            7.3 INTEGRATION: AMENDMENT. This Agreement and the other documents referred to herein constitute the entire agreement of Purchaser and Seller with respect to the subject matter hereof. This Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by Purchaser and Seller.

            7.4 WAIVER. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

            7.5 BINDING EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of each party and its permitted successors and assigns. No party may assign this Agreement or any of its rights hereunder without the prior written approval of the other parties. There are no intended third party beneficiaries of this Agreement and this Agreement does not confer any right or any remedy on any person other than Purchaser and Seller.

            7.6 CAPTIONS. The section headings contained herein are for the purposes of convenience only and are not intended to affect the construction hereof.

            7.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

            7.8 GOVERNING LAW. This Agreement and all amendments thereof shall be governed by, and construed in accordance with, the law of the State of California applicable to contracts made and to be performed therein, without reference to its conflict of laws provisions.

            IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be duly executed and delivered as of the date first above written.

                                          BT COMMERCIAL CORPORATION,
                                           as Agent

                                          By: /s/ [ILLEGIBLE]
                                            ----------------------------------

                                           Its:



                                          NEW M-TECH CORPORATION

                                          By: /s/ [ILLEGIBLE]
                                            ----------------------------------

                                           Its:

                                   SCHEDULE A

                                PURCHASED ASSETS

All trademarks, service marks, copyrights, trade names, patents and all statutory common law trademarks and service marks and trade names rights used in Borrower's business and in which, as of the Closing, Borrower had any rights, domestic and foreign, all registrations (including without limitation the state, federal and foreign registrations listed immediately below or attached to this Schedule "A"), all pending applications, all variants thereof and all goodwill and reputation associated therewith and benefits and rights appurtenant thereto. Seller shall deliver the tangible manifestations of the Purchased Assets to the extent held or possessed by, or otherwise available from, Seller, Borrower or Borrower's counsel, Squire, Sanders & Dempsey, L.L.P.

In addition, the Purchased Assets shall include the Consumer Electronics Show Trade Show Booth located at Tandem Design, 1846 Sequoia, Orange, CA 92868.

Squire, Sanders and Dempsey L.L.P.

19-Nov-97                                             Craig Consumer Electronics
--------------------------------------------------------------------------------
                                   Australia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   506596

  Registration Date:   10-Mar-96

            Classes:

  Next Renewal Date:   lO-Mar-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Austria
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   160638

  Registration Date:   25-Oct-95

            Classes:

  Next Renewal Date:   31-Oct-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   160639

  Registration Date:   25-Oct-95

            Classes:

  Next Renewal Date:   31-Oct-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Bahrain
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   17503

  Registration Date:   27-Aug-04

            Classes:

  Next Renewal Date:   27-Aug-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   17504

  Registration Date:   27-Aug-04

            Classes:

  Next Renewal Date:   27-Aug-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Benelux
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   355.130

  Registration Date:   09-Nov-88

            Classes:

  Next Renewal Date:   09-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   355.131

  Registration Date:   09-Nov-88

            Classes:

  Next Renewal Date:   09-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Bolivia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Brazil
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   816665982

  Registration Date:   23-Nov-93

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   816664966

  Registration Date:   23-Nov-93

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   816666008

  Registration Date:   23-Jul-96

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Brazil
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG STYLIZED

 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   816665990

  Registration Date:   23-Nov-93

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   81666597

  Registration Date:   23-Nov-93

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:

        Filing Date:   15-Apr-92

Registration Number:   816666105

  Registration Date:   23-Nov-11

            Classes:

  Next Renewal Date:   23-Nov-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Canada
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   247,844

  Registration Date:   11-Jul-80

            Classes:

  Next Renewal Date:   11-Jul-10

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG MARATHON SPORTS and Desi

 Application Number:

        Filing Date:   16-Jul-97

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   247,845

  Registration Date:   11-Jul-80

            Classes:

  Next Renewal Date:   11-Jul-10

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Canada
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: ELECTRONIC NOTEBOOK

 Application Number:

        Filing Date:

Registration Number:   400,022

  Registration Date:   10-Jul-07

            Classes:

  Next Renewal Date:   10-Jul-07

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: MICRO ELECTRONIC NOTEBOOK

 Application Number:

        Filing Date:

Registration Number:   396,157

  Registration Date:   27-Mar-92

            Classes:

  Next Renewal Date:   27-Mar-07

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: POWERPLAY

 Application Number:

        Filing Date:

Registration Number:   393,843

  Registration Date:   07-Feb-92

            Classes:

  Next Renewal Date:   07-Feb-07

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Canada
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: POWERPLAY PLUS

 Application Number:

        Filing Date:

Registration Number:   426,404

  Registration Date:   22-Apr-09

            Classes:

  Next Renewal Date:   22-Apr-09

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: ROAD RATED

 Application Number:

        Filing Date:

Registration Number:   393,050

  Registration Date:   24-Jan-95

            Classes:

  Next Renewal Date:   24-Jan-07

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: ROAD-RATED

 Application Number:

        Filing Date:

Registration Number:   391,950

  Registration Date:   20-Dec-91

            Classes:

  Next Renewal Date:   20-Dec-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Chile
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   261,753

  Registration Date:   31-May-82

            Classes:

  Next Renewal Date:   13-Jul-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   263,991

  Registration Date:   13-Jul-82

            Classes:

  Next Renewal Date:   13-Jul-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Chile
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   950118302

        Filing Date:   18-Sep-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   950118303

        Filing Date:   18-Sep-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Colombia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Costa Rica
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Cuba
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1014/96

        Filing Date:   11-Jun-96

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1015/96

        Filing Date:   11-Jun-96

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Cyprus
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   40245

        Filing Date:   09-May-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   40246

        Filing Date:   09-May-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Czech Republic
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   108988

        Filing Date:   09-May-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   114800

        Filing Date:   09-May-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Denmark
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   169,743

        Filing Date:   23-Oct-78

Registration Number:   3774/80

  Registration Date:   03-Oct-80

            Classes:

  Next Renewal Date:   03-Oct-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   169,942

        Filing Date:   23-Oct-78

Registration Number:   1901/81

  Registration Date:   29-May-81

            Classes:

  Next Renewal Date:   29-May-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Ecuador
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   68395-96

        Filing Date:   07-May-96

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:   Filed, not yet registered

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   71913-96

        Filing Date:   16-Sep-96

Registration Number:   1901/81

  Registration Date:   29-May-81

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Egypt
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   100827

        Filing Date:   24-Apr-96

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   100828

        Filing Date:   24-Apr-96

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   El Salvador
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1553/95

        Filing Date:   29-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App Has Been Published
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1553/95

        Filing Date:   29-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App Has Been Published
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             European Community TMK
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   464339

        Filing Date:   14-Feb-97

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Fed. Republic of Germany
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   169,743

        Filing Date:   09-Nov-78

Registration Number:   992,027

  Registration Date:   18-Oct-97

            Classes:

  Next Renewal Date:   30-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   169,942

        Filing Date:

Registration Number:   992,028

  Registration Date:   09-Nov-78

            Classes:

  Next Renewal Date:   09-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Finland
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   5189/94

        Filing Date:   19-Oct-94

Registration Number:   138,630

  Registration Date:   05-Jul-95

            Classes:

  Next Renewal Date:   05-Jul-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   5188/94

        Filing Date:   19-Oct-94

Registration Number:   138,629

  Registration Date:   05-Jul-95

            Classes:

  Next Renewal Date:   05-Jul-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     France
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   300,035

        Filing Date:

Registration Number:   1,583,068

  Registration Date:   21-Oct-78

            Classes:

  Next Renewal Date:   21-Oct-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   300,036

        Filing Date:

Registration Number:   1,583,067

  Registration Date:   21-Oct-78

            Classes:

  Next Renewal Date:   21-Oct-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Greece
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   5186/91

        Filing Date:

Registration Number:   65,212

  Registration Date:   06-Dec-79

            Classes:

  Next Renewal Date:   06-Dec-99

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   5187/91

        Filing Date:

Registration Number:   65,213

  Registration Date:   06-Dec-79

            Classes:

  Next Renewal Date:   06-Dec-99

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Guatemala
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   2522-95

        Filing Date:   04-Apr-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   2523-95

        Filing Date:   04-Apr-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Hong Kong
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   00131/90

        Filing Date:

Registration Number:   00131/95

  Registration Date:   12-Dec-90

            Classes:

  Next Renewal Date:   12-Dec-97

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   00132/90

        Filing Date:

Registration Number:   00132/95

  Registration Date:   12-Dec-90

            Classes:

  Next Renewal Date:   12-Dec-97

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Hungary
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   M9500717

        Filing Date:   10-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   M9500718

        Filing Date:   10-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      India
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   643,908

        Filing Date:   02-Dec-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   643,907

        Filing Date:   02-Dec-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Indonesia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1201/91

        Filing Date:   04-Jul-91

Registration Number:   323458

  Registration Date:   06-Jan-95

            Classes:

  Next Renewal Date:   04-Jul-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   2145

        Filing Date:   08-Aug-90

Registration Number:   282317

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Iran
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   7306397

        Filing Date:   19-Sep-94

Registration Number:   74845

  Registration Date:   07-Feb-95

            Classes:

  Next Renewal Date:   19-Sep-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   7306398

        Filing Date:   19-Sep-94

Registration Number:   74711

  Registration Date:   16-Jan-95

            Classes:

  Next Renewal Date:   19-Sep-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Israel
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   92693

        Filing Date:   24-May-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   92692

        Filing Date:   24-May-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Italy
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   21124C78

        Filing Date:   11-Mar-78

Registration Number:   361532

  Registration Date:   03-Nov-78

            Classes:   9

  Next Renewal Date:   03-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   21125C/78

        Filing Date:

Registration Number:   361533

  Registration Date:   03-Nov-78

            Classes:

  Next Renewal Date:   03-Nov-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Japan
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   6-126299

        Filing Date:   14-Dec-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   6-126300

        Filing Date:   14-Dec-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Jordon
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   36699

  Registration Date:   03-Jan-95

            Classes:

  Next Renewal Date:   03-Jan-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   36700

  Registration Date:   03-Jan-95

            Classes:

  Next Renewal Date:   03-Jan-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Korea (South)
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1994-45382

        Filing Date:   15-Nov-94

Registration Number:   338014

  Registration Date:   24-Apr-96

            Classes:

  Next Renewal Date:   24-Apr-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1994-45381

        Filing Date:   15-Nov-94

Registration Number:   338015

  Registration Date:   24-Apr-96

            Classes:

  Next Renewal Date:   24-Apr-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Kuwait
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   31771

        Filing Date:   26-Aug-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   31772

        Filing Date:   26-Aug-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Lebanon
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   69053

  Registration Date:   06-Jun-96

            Classes:

  Next Renewal Date:   06-Jun-11

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   69054

  Registration Date:   06-Jun-96

            Classes:

  Next Renewal Date:   06-Jun-11

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Liberia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Malaya
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   90/03755

        Filing Date:   12-Jun-90

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   90/03756

        Filing Date:   12-Jun-90

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Mexico
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   100.489

        Filing Date:

Registration Number:   393,049

  Registration Date:   07-Nov-90

            Classes:

  Next Renewal Date:   07-Nov-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   100.490

        Filing Date:

Registration Number:   394,157

  Registration Date:   07-Nov-90

            Classes:

  Next Renewal Date:   07-Nov-05

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   New Zealand
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   249.252

        Filing Date:   18-May-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   249.253

        Filing Date:   18-May-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Norway
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   792.791

        Filing Date:

Registration Number:   107.286

  Registration Date:   22-Jan-81

            Classes:

  Next Renewal Date:   22-Jan-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   792.792

        Filing Date:

Registration Number:   108.871

  Registration Date:   23-Jul-81

            Classes:

  Next Renewal Date:   23-Jul-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: POWERPLAY

 Application Number:   772.555

        Filing Date:

Registration Number:   105.114

  Registration Date:   22-May-80

            Classes:

  Next Renewal Date:   22-May-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Oman
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   15216

        Filing Date:   22-Feb-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   15217

        Filing Date:   22-Feb-97

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Panama
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   072819

        Filing Date:   29-Sep-94

Registration Number:   72819

  Registration Date:   07-Feb-96

            Classes:

  Next Renewal Date:   07-Feb-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   072820

        Filing Date:   29-Sep-94

Registration Number:   72820

  Registration Date:   07-Feb-96

            Classes:

  Next Renewal Date:   07-Feb-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Peru
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Poland
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   2-144590

        Filing Date:   13-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   2-144589

        Filing Date:   13-Mar-95

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Portugal
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   13282

        Filing Date:   16-Mar-95

Registration Number:   308313

  Registration Date:   12-Mar-96

            Classes:

  Next Renewal Date:   12-Mar-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   13283

        Filing Date:   16-Mar-95

Registration Number:   308314

  Registration Date:   12-Mar-96

            Classes:

  Next Renewal Date:   12-Mar-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Romania
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Saudi Arabia
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   330/91

  Registration Date:   06-Feb-95

            Classes:

  Next Renewal Date:   17-Jan-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   330/90

  Registration Date:   06-Feb-95

            Classes:

  Next Renewal Date:   17-Jan-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Singapore
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   5921/91

        Filing Date:

Registration Number:

  Registration Date:   19-Jun-91

            Classes:

  Next Renewal Date:

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   5922/91

        Filing Date:   19-Jun-91

Registration Number:   B5922/91

  Registration Date:   19-Jun-91

            Classes:

  Next Renewal Date:   19-Jun-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  South Africa
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   B80/2519

  Registration Date:   24-Apr-80

            Classes:

  Next Renewal Date:   24-Apr-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:   B80/2520

  Registration Date:   24-Apr-80

            Classes:

  Next Renewal Date:   24-Apr-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Spain
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1929679

        Filing Date:   07-Nov-94

Registration Number:   1929679

  Registration Date:   05-Jan-96

            Classes:

  Next Renewal Date:   07-Nov-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1929716

        Filing Date:   07-Nov-94

Registration Number:   1929716

  Registration Date:   05-Jun-95

            Classes:

  Next Renewal Date:   07-Nov-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Sri Lanka
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Sweden
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG Stylized

 Application Number:   1979-2064

        Filing Date:   11-Apr-79

Registration Number:   175,363

  Registration Date:   20-Feb-81

            Classes:

  Next Renewal Date:   20-Feb-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Switzerland
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   8674/1994.7

        Filing Date:   06-Dec-94

Registration Number:   429080

  Registration Date:   06-Dec-94

            Classes:

  Next Renewal Date:   06-Dec-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   8675/1994.9

        Filing Date:   06-Dec-94

Registration Number:   428835

  Registration Date:   06-Dec-94

            Classes:

  Next Renewal Date:   06-Dec-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Taiwan
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   17,172

        Filing Date:

Registration Number:   116,774

  Registration Date:   16-Jun-79

            Classes:

  Next Renewal Date:   16-Jun-99

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   17,173

        Filing Date:

Registration Number:   116,775

  Registration Date:   16-Jun-79

            Classes:

  Next Renewal Date:   16-Jun-99

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Thailand
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   179,773

        Filing Date:

Registration Number:   127,176

  Registration Date:   17-Aug-88

            Classes:

  Next Renewal Date:   17-Aug-98

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:   204,185

        Filing Date:

Registration Number:   163,915

  Registration Date:   05-Jul-90

            Classes:

  Next Renewal Date:   05-Jul-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   204,184

        Filing Date:

Registration Number:   164,075

  Registration Date:   05-Jul-90

            Classes:

  Next Renewal Date:   05-Jul-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Turkey
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   96/5973

        Filing Date:

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              United Arab Emirates
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   12753

        Filing Date:   01-Jan-97

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App Has Been Published
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   12754

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 United Kingdom
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1585723

        Filing Date:   21-Sep-94

Registration Number:   1585723

  Registration Date:   31-Oct-94

            Classes:

  Next Renewal Date:   31-Oct-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1585754

        Filing Date:   31-Oct-94

Registration Number:   1585754

  Registration Date:   31-Oct-94

            Classes:   9

  Next Renewal Date:   31-Oct-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            United States of America
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   75/226,330

        Filing Date:   16-Jan-97

Registration Number:

  Registration Date:

            Classes:   11

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
 Application Number:   169,743

        Filing Date:   09-May-78

Registration Number:   1,115,990

  Registration Date:   03-Apr-79

            Classes:

  Next Renewal Date:   03-Apr-89

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG HOME THEATER...THE BEST

 Application Number:   75/247,702

        Filing Date:   27-Jan-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            United States of America
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG MARATHON SPORTS

 Application Number:   75/201,679

        Filing Date:   21-Nov-96

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG MARATHON SPORTS and Desi

 Application Number:   75/226,333

        Filing Date:   16-Jan-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            United States of America
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG STYLIZED

 Application Number:

        Filing Date:

Registration Number:   1,133,531

  Registration Date:   22-Apr-80

            Classes:

  Next Renewal Date:   22-Apr-00

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:   75/226,329

        Filing Date:   16-Jan-97

Registration Number:

  Registration Date:

            Classes:   11

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: ELECTRONIC NOTEBOOK

 Application Number:

        Filing Date:

Registration Number:   762,353

  Registration Date:   31-Dec-63

            Classes:

  Next Renewal Date:   31-Dec-03

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            United States of America
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: POWERPLAY

 Application Number:   459,724

        Filing Date:   08-Jun-73

Registration Number:   985,837

  Registration Date:   11-Jun-74

            Classes:   21

  Next Renewal Date:   11-Jun-04

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
 Application Number:   35,927

        Filing Date:   30-Oct-74

Registration Number:   1,037,805

  Registration Date:   13-Apr-76

            Classes:   21, 36

  Next Renewal Date:   13-Apr-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: POWERPLAY PLUS

 Application Number:   75/045,966

        Filing Date:   05-Apr-90

Registration Number:   1,675,718

  Registration Date:   18-Feb-92

            Classes:   9

  Next Renewal Date:   18-Feb-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            United States of America
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: ROAD RATED

 Application Number:   74/106,210

        Filing Date:   15-Oct-90

Registration Number:   1,659,574

  Registration Date:   08-Oct-91

            Classes:

  Next Renewal Date:   08-Oct-01

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: ROAD-RATED

 Application Number:   74/113,627

        Filing Date:   15-Oct-90

Registration Number:   1,695,834

  Registration Date:   23-Jun-92

            Classes:

  Next Renewal Date:   23-Jun-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: SUPER BASS SYSTEM

 Application Number:   74/059,938

        Filing Date:   17-May-90

Registration Number:   1,735,839

  Registration Date:   24-Nov-92

            Classes:   9

  Next Renewal Date:   24-Nov-02

             Status:   Mark has been Registered
--------------------------------------------------------------------------------

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                                     Denmark
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: THE BEST SOUND AROUND

 Application Number:   75/254,614

        Filing Date:   10-Mar-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: WHEN YOU'RE SERIOUS ABOUNT MUS

 Application Number:   75/226,334

        Filing Date:   16-Jan-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                     Uruguay
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:

        Filing Date:

Registration Number:   242,098

  Registration Date:   01-Feb-91

            Classes:

  Next Renewal Date:   26-Jan-06

             Status:   Mark has been Registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   271,870

        Filing Date:   10-Aug-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:   06-Aug-06

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: Opposition

 Application Number:

        Filing Date:

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   App has not been filed
--------------------------------------------------------------------------------

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                                    Venezuela
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   1743/94

        Filing Date:   11-Feb-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   1853/94

        Filing Date:   11-Feb-94

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

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                                     Vietnam
                                Trademark Report
--------------------------------------------------------------------------------

Trademark: CRAIG

 Application Number:   N-0245/97

        Filing Date:   17-Jan-97

Registration Number:

  Registration Date:

            Classes:   9

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------
Trademark: CRAIG Stylized

 Application Number:   N-0246/97

        Filing Date:   17-Jan-97

Registration Number:

  Registration Date:

            Classes:

  Next Renewal Date:

             Status:   Filed, not yet registered
--------------------------------------------------------------------------------

                                   SCHEDULE B
                      LOCATION OF TANGIBLE PURCHASED ASSETS

             1.  Craig Consumer Electronics, Inc.
                 13845 Artesia Boulevard
                 Cerritos, California 90703-9000

             2.  Consumer Electronics Show Trade Show Booth located at:
                 Tandem Design
                 1846 Sequoia
                 Orange, CA 92868

                                     BILL OF SALE

         For good and valuable consideration, receipt of which is hereby acknowledged, and pursuant to and in accordance with the private foreclosure sale by BT COMMERCIAL CORPORATION ("Seller"), as agent for the Lenders (under as defined in the Credit Agreement, dated as of August 5, 1994, entered into among Seller, as agent for the Lender's, the Lenders and Craig Consumer Electronics, Inc., a Delaware corporation), held on the date hereof, Seller does hereby unconditionally and irrevocably sell, convey, assign, transfer and deliver to NEW M-TECH CORPORATION ("Buyer"), its successors and assigns, all of the legal, beneficial and other right, title and interest in and to the assets described in the Purchase Agreement between Buyer and Seller, dated on or about the date hereof (the "Purchase Agreement")(collectively, the "Assets") as, when and subject to the terms and conditions of the Purchase Agreement and may be conveyed pursuant to California Commercial Code Section 9504(4).

         Seller, for itself and its successors and assigns, hereby covenants and agrees that, without further consideration, at any time and from time to time after the date hereof upon the request of Buyer, it will execute and deliver to Buyer such further instruments of sale, conveyance, assignment and transfer, and take such other action as Buyer may request in order to effectively sell, convey, assign, transfer and deliver all of the Assets.

         Seller makes no representations or warranty with respect to the Assets other than those expressly set forth on the Purchase Agreement

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 18, 1997.

                                             "Seller"

                                             BT COMMERCIAL CORPORATION,
                                             as Agent



                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Title: Associate

            ACCEPTED AND AGREED:
            "Buyer"
            NEW M-TECH CORPORATION

            By: /s/ [ILLEGIBLE]
                ---------------------
             Its:

            Date: December 1O, 1998

                                       -2-